UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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iSHARES TRUST

iShares Morningstar Large-Cap Growth ETF

400 Howard Street

San Francisco, CA 94105

Dear Shareholder:

You are cordially invited to attend a special meeting (the “Meeting”) (including any postponements or adjournments) of the shareholders of the iShares Morningstar Large-Cap Growth ETF (the “Fund”), a series of iShares Trust (the “Trust”), to be held virtually on March 12, 2021, at 11:00 a.m. (Pacific Time).

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees, and community, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting, but will be able to view the Meeting live and cast their votes by accessing a web link.

You have received this letter because you were a shareholder of record of the Fund on January 12, 2021 (the “Record Date”). The purpose of the Meeting is to seek shareholder approval for a change in the Fund’s diversification status from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940 (the “1940 Act”), and the elimination of the Fund’s related fundamental investment restriction, as described further in the enclosed proxy statement.

The Board of Trustees (the “Board”) of the Trust has, on behalf of the Fund, unanimously approved the change in the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction, subject to approval by the Fund’s shareholders. The Board believes the approval of the change in the Fund’s diversification status to non-diversified would be in your best interests as a shareholder.

The Board unanimously recommends that you vote, or submit voting instructions, “FOR” the change in the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction. In connection with your vote, we urge you to review the enclosed proxy statement carefully.

Your vote is important. You can vote on the Internet, by telephone, by mail or at the Meeting. Please take a few moments to vote your shares, whether or not you plan to attend the Meeting. The enclosed materials provide information on the various available voting methods. Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, has been retained to assist the Fund in obtaining shareholder votes.

Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions via the Internet, by telephone, or by signing and dating the voting instruction form you receive and returning it in the accompanying postage-paid return envelope.

Please take the time to vote as outlined in the enclosed materials and participate in the governance of the Fund.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, at 1-866-456-7938.

Sincerely,

Armando Senra

President of iShares Trust

55 East 52nd Street, New York, NY 10055

Dated: January 14, 2021

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:

A special meeting (the “Meeting”) (including any postponements or adjournments) of the shareholders of the iShares Morningstar Large-Cap Growth ETF (the “Fund”), a series of iShares Trust (the “Trust”), will be held virtually on March 12, 2021, at 11:00 a.m. (Pacific Time). The enclosed proxy statement describes a proposal to approve a change to the Fund’s diversification status from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940 (the “1940 Act”), and the elimination of the related fundamental investment restriction for the Fund, which you owned shares of as of the record date, January 12, 2021, and provides you with other information relating to the Meeting. More information about the proposal can be found in the enclosed proxy statement.

Q:	Why am I being asked to approve a change to the diversification status of the Fund from diversified to non-diversified?

A:

The Fund’s current diversification status is diversified for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer.

The Board of Trustees (the “Board”) of the Trust has, on behalf of the Fund, approved a change in the Fund’s diversification status under the 1940 Act from diversified to non-diversified and the elimination of the related fundamental investment restriction, subject to shareholder approval. Because a fund’s diversification policy is considered fundamental under federal securities laws, revising or eliminating the policy requires shareholder approval.

The change in the Fund’s diversification status is being proposed for the purpose of transitioning the Fund from tracking a capped underlying index, the Morningstar US Large Growth Index (the “Current Underlying Index”), to tracking a proposed new underlying index, the Morningstar US Large-Mid Cap Broad Growth Index (the “Proposed New Underlying Index”). As an uncapped index, the Proposed New Underlying Index may include a greater weighting in one or more issuers than a capped index. Changing the Fund’s status to non-diversified would allow the Fund to track the Proposed New Underlying Index by providing BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weighting of the largest constituents in the Proposed New Underlying Index, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy of tracking the Proposed New Underlying Index with this additional flexibility. Specifically, due to the limitations imposed on a diversified fund’s investments in any one issuer, the Fund would be unable to closely track the Proposed New Underlying Index as the Fund may be prevented from adding to its positions in certain stocks that the Proposed New Underlying Index includes.

If this proposal is approved, the Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Q:	How does the Board recommend that I vote?

A:

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the proposal. The Board believes the approval of the change in the Fund’s diversification status to non-diversified would be in your best interests as a shareholder.

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Q:	What happens if the shareholders of the Fund do not approve the proposal?

A:

If the change in the Fund’s diversification status from diversified to non-diversified is not approved, the Fund will remain diversified and will remain subject to the related fundamental investment restriction. The Board has approved the tracking of a different version of the Proposed New Underlying Index that is similar, but includes issuer capping limits, if the Fund is unable to obtain shareholder approval, as discussed in further detail in the proxy statement.

Q:	How do I vote my shares?

A:	For your convenience, there are several ways you can vote:

•	By Telephone: You may vote by calling the toll-free number listed on your voting instruction form and following the instructions.

•

By Mail: You may vote by completing the enclosed voting instruction form and dating, signing and returning it in the postage-paid return envelope. Please note that if you sign and date the voting instruction form but provide no voting instructions, your shares will be voted “FOR” the proposal.

•

On the Internet: You may vote via the Internet by accessing the website address printed on the enclosed voting instruction form. To vote in this manner, you will need the control number that appears on your voting instruction form.

•

By Virtually Attending the Meeting: You may attend and cast your vote in the virtual Meeting at www.meetingcenter.io/200018366 by entering the control number found in the shaded box on your proxy card and password JKE2021 on the date and time of the Meeting. You may vote during the meeting by following the instructions that will be available on the Meeting website during the Meeting.

Q.	Will my vote make a difference?

A.

Yes. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. Your vote can help ensure that the change in diversification status is approved. We encourage all shareholders to participate in the governance of the Fund.

Q.	I plan to participate in the Meeting. How do I access the virtual meeting?

You may attend and cast your vote at the virtual Meeting at www.meetingcenter.io/200018366 by entering the control number found in the shaded box on your proxy card and password JKE2021 on the date and time of the Meeting. You may vote during the meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through a bank, broker, financial intermediary or other nominee and want to attend the Meeting, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (“Legal Proxy”), which you can obtain from your financial intermediary, reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your Legal Proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) on March 9, 2021. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

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Q:	Is the Fund paying for the costs of the proxy statement?

A:

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by BFA, the Fund’s investment adviser, and additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of the proxy statement, also will be borne by BFA. The Fund has retained Computershare, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $[    ] for solicitation services (including reimbursements of out-of-pocket expenses), which includes approximately $[    ] for the costs of printing and distributing proxy materials.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Fund, at 1-866-456-7938.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to record your voting instructions by telephone or via the Internet, or to indicate your voting instructions on the enclosed voting instruction form, and date and sign it and return it promptly in the postage-paid return envelope provided. If you submit a properly executed voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the change in the Fund’s diversification status from diversified to non-diversified. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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iSHARES TRUST

iSHARES MORNINGSTAR LARGE-CAP GROWTH ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 12, 2021

A special meeting (the “Meeting”) (including any postponements or adjournments) of the shareholders of the iShares Morningstar Large-Cap Growth ETF (the “Fund”), a series of iShares Trust (the “Trust”), will be held virtually on March 12, 2021, at 11:00 a.m. (Pacific Time), by means of a live webcast, to consider and vote on the following proposals, as more fully described in the accompanying proxy statement:

PROPOSAL 1.	Approve a change in the Fund’s diversification status from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, and the elimination of the related fundamental investment restriction; and

PROPOSAL 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The purpose of the Meeting is to seek shareholder approval of the change in the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, and the elimination of the related fundamental investment restriction. The Board of Trustees (the “Board”) of the Trust has, on behalf of the Fund, unanimously approved the change in the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction, subject to approval by the Fund’s shareholders. The Board believes the approval of the change in the Fund’s diversification status to non-diversified would be in your best interests as a shareholder.

The Board unanimously recommends that you vote, or provide voting instructions, “FOR” the change in the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction.

The Board has fixed the close of business on January 12, 2021 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation of proxies at 1-866-456-7938.

By Order of the Board,

Armando Senra

President of iShares Trust

55 East 52nd Street, New York, NY 10055

Dated: January 14, 2021

SPECIAL MEETING

OF

iSHARES TRUST

iShares Morningstar Large-Cap Growth ETF

400 Howard Street

San Francisco, CA 94105

PROXY STATEMENT

January 14, 2021

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of iShares Trust (the “Trust”), of which the iShares Morningstar Large-Cap Growth ETF (the “Fund”) is a series. The proxies will be voted at the virtual special meeting of shareholders of the Fund (the “Meeting”) and at any postponement or adjournment thereof. The Meeting will be held virtually on March 12, 2021, at 11:00 a.m. (Pacific Time), by means of a live webcast. The Meeting will be held for the purpose of changing the Fund’s diversification status from diversified to non-diversified and eliminating the related fundamental investment restriction for the Fund.

Shareholders of the Fund will receive a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about January 22, 2021.

The Trust is a statutory trust organized under the laws of the State of Delaware. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on January 12, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for the Fund are also set forth in Appendix A.

The number of outstanding shares of the Fund as of the close of business on the Record Date is shown in Appendix B. To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund, except as set forth in Appendix C.

Even if you plan to attend the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone, mail or via the Internet. If you vote by telephone or via the Internet, you will be asked to enter a unique code, referred to as a control number, that has been assigned to you, which is printed on your voting instruction form(s) as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any postponement or adjournment thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them at any time before a vote is taken on such proposal(s) by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at 400 Howard Street, San Francisco, CA 94105), by delivering a duly executed proxy bearing a later date, or by attending the virtual Meeting via live webcast and in all cases prior to the exercise of the authority granted in the voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you hold your shares through a bank, broker or other intermediary, and you wish to attend the Meeting and vote your shares, you must request proof of your proxy power (“Legal Proxy”) from the bank, broker or other intermediary.

Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.iShares.com. In addition, the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report to a shareholder upon request. Such requests should be directed to the distributor for the Fund, BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540, or by calling 1-800-iShares (1-800-474-2737). Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please note that only one annual or semi-annual report, or this Proxy Statement, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report, or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SUMMARY OF PROPOSAL AND FUND VOTING

The proposal described in this Proxy Statement is a change in the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the 1940 Act, and the elimination of the related fundamental investment restriction.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to record your voting instructions by telephone or via the Internet, or to indicate your voting instructions on the enclosed voting instruction form, and date and sign it and return it promptly in the postage-paid return envelope provided. If you submit a properly executed voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the change in the Fund’s diversification status from diversified to non-diversified. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MARCH 12, 2021

The Notice of Special Meeting of Shareholders, Proxy Statement and form of proxy are available on the Internet at www.proxy-direct.com/ish-3184. The Proxy Statement and annual and semi-annual reports of the Fund are available by calling 1-800-iShares (1-800-474-2737).

If you have any questions, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Fund, toll-free at 1-866-456-7938.

PROPOSAL 1

TO APPROVE A CHANGE IN THE FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO

NON-DIVERSIFIED

The purpose of Proposal 1 is to change the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, and to eliminate the related fundamental investment restriction.

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) is currently a diversified fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940 (the “1940 Act”). In addition, the Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its status as a diversified fund. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

At a meeting held on December 10-11, 2020 (the “Board Meeting”), the Board of Trustees (the “Board”) of iShares Trust (the “Trust”) approved a change to the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction, subject to shareholder approval. This investment restriction (which may only be changed with shareholder approval) provides that the Fund, as a fundamental policy, may not make any investment inconsistent with the Fund’s status as a diversified company under the 1940 Act. If approved by the shareholders of the Fund, the Fund will no longer be subject to the diversification limitation discussed above. The Board recommends a vote “FOR” a change in the Fund’s diversification status from diversified to non-diversified and the elimination of the related fundamental investment restriction.

The Fund’s current investment objective is to track the investment results of its underlying index. Currently, the Fund tracks a capped underlying index, the Morningstar US Large Growth Index (the “Current Underlying Index”), an index composed of large-capitalization U.S. equities that exhibit growth characteristics. The Fund generally invests at least 90% of its assets in securities in its underlying index and in depositary receipts representing securities of the underlying index. At the Board Meeting, the Board approved a change in the Fund’s underlying index from the Current Underlying Index to the Morningstar US Large-Mid Cap Broad Growth Index (the “Proposed New Underlying Index”).

The change in the Fund’s diversification status is being proposed for the purpose of transitioning the Fund from tracking the Current Underlying Index to tracking the Proposed New Underlying Index, an uncapped underlying index. As an uncapped index, the Proposed New Underlying Index may include a greater weighting in one or more issuers than a capped index. As a result of being uncapped, and due to recent market appreciation in mega-cap stocks (i.e., the largest companies in the investment universe as measured by market capitalization), certain of the constituents of the Proposed New Underlying Index that represent more than 5% of the index together account for more than 25% of the index, thereby exceeding the 25% diversification threshold. The proposed change to the Fund’s diversification status from diversified to non-diversified will allow the Fund’s portfolio managers to effectively implement the Fund’s investment strategy of tracking the Proposed New Underlying Index while remaining in compliance with the diversification restrictions in Section 5(b)(1) of the 1940 Act.

BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, recommended to the Board changes to the underlying indexes to nine funds in the Morningstar style box suite of funds (“Style Box Funds”). Additionally, BFA recommended additional enhancements to the Fund (as described below). BFA additionally represented that transitioning the Fund to tracking the Proposed New Underlying Index and the related proposed change in the Fund’s diversification status would help ensure that the Fund’s index methodology is consistent with that of the other Style Box Funds. If the change in the Fund’s diversification status from diversified to non-diversified is approved by shareholders, the Fund will begin tracking the Proposed New Underlying Index as soon as reasonably practicable following shareholder approval.

Shareholders should note that if the change in the Fund’s diversification status from diversified to non-diversified is approved, the Fund may be subject to additional investment risks. This is because, as a non-diversified fund, the Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 1 is approved by the shareholders of the Fund, the Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of the Fund’s status to “non-diversified” and the elimination of any related fundamental investment restriction was approved unanimously by the Board of the Trust, with adoption and implementation of the new policy conditioned upon shareholder approval.

In addition, although the Fund would no longer be subject to the 1940 Act diversification restrictions if the shareholders of the Fund approve the proposal at the Meeting, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” Under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

In the event that shareholder approval to change the Fund’s diversification status from diversified to non-diversified is ultimately not obtained, the Board has approved the tracking of a capped version of the Proposed New Underlying Index, the Morningstar US Large Mid-Cap Broad Growth Capped Index (the “Interim Underlying Index”), which can be tracked without shareholder approval. In addition, if the Fund is unable to obtain shareholder approval in a timely manner, the Fund may track the Interim Underlying Index on an interim basis. While BFA believes that tracking the Proposed New Underlying Index would be the optimal result for the Fund, BFA recommended to the Board that tracking the Interim Underlying Index will reduce index dispersion among the Style Box Funds and is preferable to tracking the Current Underlying Index. Shareholders should note that if the change in the Fund’s diversification status from diversified to non-diversified is not approved, the Fund will remain diversified and remain subject to any related fundamental investment restriction.

The Fund currently seeks to track the investment results of an index composed of large capitalization U.S. equities that exhibit growth characteristics. Concurrent with the change in its underlying index, the Fund will change its investment objective to seek to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics. Also concurrent with the change in the underlying index, the Fund’s name will change from iShares Morningstar Large-Cap Growth ETF to iShares Morningstar Growth ETF. These changes do not require shareholder approval.

The Board unanimously recommends that you vote, or provide voting instructions, “FOR” the change to the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the 1940 Act, and the elimination of the related fundamental investment restriction.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For the Meeting, a quorum with respect to the Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present either in virtual attendance at the Meeting or by proxy. If a quorum is not present or a quorum is present but sufficient votes to approve a proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting, either in virtual attendance at the Meeting or by proxy, and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” a proposal against such adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be treated as shares that are present at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement with respect to the Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The Board also may postpone the Meeting of shareholders of the Fund prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of that Meeting.

Pursuant to Section 13(a)(1) of the 1940 Act, to change the Fund’s diversification status from diversified to non-diversified and to eliminate the related fundamental investment restriction, the change must be approved by the lesser of (1) 67% or more of the Fund’s voting securities present at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are in virtual attendance at the Meeting or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy), and if you return a properly executed voting instruction form that does not specify how you wish to vote on Proposal 1, your shares will be voted “FOR” Proposal 1.

The Trust expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Broker-dealer firms may, without instructions, give a proxy to vote on “routine” matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal to change the Fund’s diversification status from diversified to non-diversified and to eliminate the related fundamental investment restriction is a non-routine matter; therefore, if instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may not vote on Proposal 1 on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or at the Meeting through virtual attendance will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1.

SHAREHOLDER PROPOSALS

The Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. The proposals should be sent to the Fund at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of the Record Date, to the best of the Fund’s knowledge, the persons listed in Appendix C beneficially owned more than 5% of the outstanding shares of the Fund.

Investment Adviser and Administrator

Adviser. BFA serves as investment adviser to the Fund, and is located at 400 Howard Street, San Francisco, CA 94105. BFA is an indirect wholly-owned subsidiary of BlackRock, Inc.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company serves as administrator, custodian and transfer agent for the Fund, and is located at 1 Iron Street, Boston, MA 02210.

Distributor. BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the distributor for the Fund, and is located at 1 University Square Drive, Princeton, NJ 08540.

Submission of Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2021. The Trustees will call a special meeting of shareholders of the Fund only if required under the 1940 Act, or in their discretion, or upon the written request of shareholders entitled to cast not less than one-third of all votes entitled to be cast at such meeting.

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Secretary of the Trust at: 400 Howard Street, San Francisco, CA 94105, Attention: Deepa Damre, referencing the name of the Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the Fund begins to print and mail its proxy materials in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholder Communications

Shareholders of the Fund who wish to send communications to the Board or a specified Trustee should submit the communication in writing to the attention of the Secretary of the Trust at: 400 Howard Street, San Francisco, CA 94105, Attention: Deepa Damre, identifying the correspondence as intended for the Board or a specified member of the Board.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Chief Compliance Officer, 55 East 52nd Street, New York, NY 10055, Attention: Charles Park. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board at: 400 Howard Street, San Francisco, CA 94105. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, and costs in connection with the solicitation of proxies, will be borne by BFA. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by BFA.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BFA, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies. BFA will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and other proxy materials to the beneficial owners of the Fund’s shares. The Fund has retained Computershare, a proxy solicitation firm, located at 2950 Express Drive South, Suite 210, Islandia, New York 11749 to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $[    ] for solicitation services (including reimbursements of out-of-pocket expenses), which includes approximately $[    ] for the costs of printing and distributing proxy materials. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. In addition to the solicitation of proxies by Computershare, officers of the Trust and officers and employees of BFA and its affiliates also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

If You Plan to Attend the Meeting

Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date. The Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Meeting online by visiting http:// www.meetingcenter.io/200018366 and entering the voting control number, which is included on the enclosed proxy card or voting instruction card. The password for the Meeting is JKE2021. The Meeting will begin promptly at 11:00 a.m. (Pacific Time). We encourage you to access the Meeting prior to the start time, leaving plenty of time for check in.

If your shares are held through a stock brokerage account or by a bank or other holder of record (each, an “intermediary”), you will need a Legal Proxy from the intermediary in order to receive access to the Meeting. You must then submit the Legal Proxy reflecting your holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on March 9, 2021. You will receive a confirmation of your registration by email that includes the voting control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

General

Management does not plan to attend the Meeting and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

The Meeting as to the Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (either in virtual attendance at the Meeting or by proxy and entitled to vote at the Meeting) of the Fund, or by the chairperson of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve Proposal 1, or for any other reason consistent with applicable state law and the Trust’s By-Laws or Amended and Restated Agreement and Declaration of Trust, as applicable, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by following the enclosed instructions to provide voting instructions by telephone or via the Internet OR by signing and dating each enclosed voting instruction form, and returning it (them) in the accompanying postage-paid return envelope.

By Order of the Board,

Armando Senra

President of iShares Trust

January 14, 2021

Defined terms used in these appendices and not otherwise defined shall have the same meanings attributed thereto in the Proxy Statement to which these appendices are attached.

Appendix A –Trust Information/Quorum and Voting Requirements

The following table lists (i) the form of organization of the Trust, (ii) the voting rights of shares/interests in the Trust, (iii) the quorum requirement for the Trust and (iv) the vote required to approve Proposal 1 with respect to the Fund.

Company	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal
iShares Trust	Delaware Statutory Trust	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote	Holders of shares of the Fund entitled to vote, represented at the meeting, either in virtual attendance at the meeting or by proxy, representing one-third of the voting power	For the proposal to pass, it must be approved by the lesser of (1) 67% or more of the Fund’s voting securities present at the Meeting (either in virtual attendance at the Meeting or by proxy)—if the holders of more than 50% of the Fund’s outstanding voting shares are represented at the meeting, either in virtual attendance at the Meeting or by proxy, or (2) more than 50% of the Fund’s outstanding voting securities

A-1

Appendix B – Shares Outstanding/Net Assets

The table below set forth the number of shares outstanding and the net assets of the Fund, as of the Record Date:

Fund	Outstanding Shares		Net Assets
iShares Morningstar Large-Cap Growth ETF	[	]	$	[	]

B-1

Appendix C– 5% Beneficial Share Ownership

FIVE PERCENT SHAREHOLDERS

As of the Record Date, to the best knowledge of the Fund, the following persons beneficially owned more than 5% of the outstanding shares of the Fund:

Fund	Participant Name	Shares Beneficially Owned	Percentage of Ownership
iShares Morningstar Large-Cap Growth ETF	[ ]	[ ]	[ ]	%

C-1

E27480-S58105

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxyvote.com

or scan the QR code

Follow the on-screen

instructions

available 24 hours

VOTE BY TELEPHONE

Call the toll-free number

listed on your voting instruction form,

and follow the recorded instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date your

voting instruction form and return it in

the postage-paid return envelope

VIRTUALLY ATTENDING THE MEETING

Attend the virtual Meeting,

which will be held over the Internet

in a virtual format on March 12, 2021, at 11:00 a.m. (Pacific Time)

and vote during the webcast

THANK YOU FOR VOTING

Please detach at perforation before mailing

PROXY	PROXY

iShares Trust

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid return envelope

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/200018366

on March 12, 2021, at 11:00 a.m.

(Pacific Time)

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card

The Password for this meeting is

JKE2021

Please detach at perforation before mailing.

PROXY	iSHARES TRUST iSHARES MORNINGSTAR LARGE-CAP GROWTH ETF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of iShares Morningstar Large-Cap Growth ETF (the “Fund”), a series of iShares Trust (the “Trust”), hereby appoints Benjamin Archibald and Marisa Rolland, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held on March 12, 2021, at 11:00 a.m. (Pacific Time) (the “Fund Special Meeting”), to consider and vote on the proposal set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Special Meeting and otherwise to represent the undersigned at the Fund Special Meeting with all powers possessed by the undersigned if personally present at the Fund Special Meeting. Because of our concerns regarding the ongoing COVID-19 pandemic, the Fund Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/200018366. To participate in the virtual Fund Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is JKE2021. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Special Meeting.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation of proxies at 1-866-456-7938.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com

BLK_31843_121620

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders on March 12, 2021.

The Proxy Statement and Proxy card for this meeting are available at:

https://www.proxy-direct.com/ish-31843

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

	FOR	AGAINST	ABSTAIN

1.  Approve a change in the Fund’s diversification status from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, and the elimination of the related fundamental investment restriction.

	☐	☐	☐

2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

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